                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 9, 2002.

                            Capital One Funding, LLC
                                  on behalf of

                     Capital One Multi-asset Execution Trust
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Virginia                    333-75276                54-2058720
----------------------------  -------------------------  ----------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
      of Incorporation)                                  Identification Number)

          140 East Shore Drive
                Room 1048                                     23059
          Glenn Allen, Virginia                             ----------
 ---------------------------------------                    (Zip Code)
 (Address of Principal Executive Office)


        Registrant's telephone number, including area code (804) 967-1000



                                      N/A
        -----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.     Not Applicable.

Item 2.     Not Applicable.

Item 3.     Not Applicable.

Item 4.     Not Applicable.

Item 5. On October 9, 2002, the Capital One Multi-asset Execution Trust issued its Class A(2002-1) Notes, Class A(2002-2) Notes, Class B(2002-1) Notes and Class C(2002-1) Notes.

Item 6.     Not Applicable.

Item 7.     Exhibits.

            The following is filed as Exhibits to this Report under Exhibit 4.1.

         Exhibit 4.1 Series 2002-CC Supplement dated as of October 9, 2002 to the Amended and Restated Pooling and Servicing Agreement.

         Exhibit 4.2 Transfer and Administration Agreement dated as of October 9, 2002.

         Exhibit 4.3 Capital One Multi-asset Execution Trust Amended and Restated Trust Agreement dated as of October 9, 2002.

         Exhibit 4.4   Indenture dated as of October 9, 2002.

         Exhibit 4.5   COMT Asset Pool 1 Supplement dated as of October 9, 2002.

         Exhibit 4.6   Card series Indenture Supplement dated as of October 9,
                       2002.

         Exhibit 4.7   Class A(2002-1) Term Document dated as of October 9,
                       2002.

         Exhibit 4.8   Class A(2002-2) Term Document dated as of October 9,
                       2002.

         Exhibit 4.9   Class B(2002-1) Term Document dated as of October 9,
                       2002.

         Exhibit 4.10  Class C(2002-1) Term Document dated as of October 9,
                       2002.

Item 8.     Not Applicable.

Item 9.     Not Applicable.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Capital One Funding, LLC as Beneficiary and Transferor of and on behalf of the Capital One Multi-asset Execution Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                                    By: CAPITAL ONE FUNDING, LLC, as
                                        Beneficiary and Transferor of the
                                        Capital One Multi-asset Execution Trust




                                           By:    /s/ Bonnie A. Seideman
                                                  --------------------------
                                           Name:  Bonnie A. Seideman
                                           Title: President, Chief Executive
                                                  Officer

                                  EXHIBIT INDEX


Exhibit                   Description
-------                   -----------

Exhibit 4.1 Series 2002-CC Supplement dated as of October 9, 2002 to the Amended and Restated Pooling and Servicing Agreement.

Exhibit 4.2   Transfer and Administration Agreement dated as of October 9, 2002.

Exhibit 4.3 Capital One Multi-asset Execution Trust Amended and Restated Trust Agreement dated as of October 9, 2002.

Exhibit 4.4   Indenture dated as of October 9, 2002.

Exhibit 4.5   COMT Asset Pool 1 Supplement dated as of October 9, 2002.

Exhibit 4.6   Card series Indenture Supplement dated as of October 9, 2002.

Exhibit 4.7   Class A(2002-1) Term Document dated as of October 9, 2002.

Exhibit 4.8   Class A(2002-2) Term Document dated as of October 9, 2002.

Exhibit 4.9   Class B(2002-1) Term Document dated as of October 9, 2002.

Exhibit 4.10  Class C(2002-1) Term Document dated as of October 9, 2002.

                                       4